UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 18, 2004, Power3 Medical Products, Inc. (“the Company” or “Power3”), purchased substantially all the assets and assumed certain liabilities of Advanced BioChem, Inc. in exchange for the issuance of 15,000,000 shares of common stock of the Company.

On August 3, 2004, the Company filed a Form 8-K/A containing the financial statements required by Item 7.01 of Form 8-K.  This amended filing provides restated financial statements of the Company for the three month period ended March 31, 2004.  The purpose and reasons for the restatement are explained in Note 2 to the Restated Financial Statements contained in Item 9 herein.

Reference is also made to the Registrant’s Form 8-K filed on August 12, 2005 in order to report non-reliance on previously published financial statements and the restatement of its previously reported financial statements in quarterly reports for the three month periods ended June 30, 2004, September 30, 2004 and March 31, 2005.  (See Item “(12) Subsequent Events” of this Note 3 to the Restated Financial Statements contained in Item 9 herein.

INDEX

Item 9.01	Financial Statements and Exhibits

Restated Financial Statements

Restated Condensed Consolidated Balance Sheet

Restated Condensed Consolidated Statement of Operations

Restated Condensed Consolidated Statement of Cash Flows

Notes to Condensed Consolidated Financial Statements

SIGNATURES

Item  9.01                                          Financial Statements and Exhibits

Item 1.  Restated Financial Statements

Power3 Medical Products, Inc.

Condensed Consolidated Balance Sheet

(unaudited)

(As restated, See note A)

	March 31, 2004	March 31, 2003
	(unaudited)	(unaudited)
Assets

Current Assets:
Cash	$105	$67,627
Accounts Receivable		$11,300
Deferred Stock for Consulting	$5,531
Other Current Assets	$(4,560)
Total Current Assets	$1,076	$78,927
Other Assets:

Total Assets	$1,076	$78,927

Liabilities and Stockholder’s Equity(Deficit)

Current Liabilities:
Accounts Payable	$148,407	$870,406
Credit Card Payables	$24,178
Accrued Compensation	$525,833
Accrued Consulting Fees	$90,000
Stockholder Advances	$76,700	$162,763
Notes Payable	$105,963	$76,000
Other current liabilities	$92,145	$33,009
Total Current Liabilities	$1,063,226	$1,142,178

Stockholder’s (Deficit):

Series A Preferred Stock, $0.001 par value, 50,000,000 shares authorized; 3,870,000 shares issued and outstanding with a liquidation value of $387,000	$3,870	$3,990
Common Stock, $0.001 par value, 150,000,000 shares Authorized; 8,442,830 shares issued and outstanding	$8,442	$50,642
Additional Paid In Capital	$11,528,163	$6,569,816
Common Stock Subscribed	$505
Deferred Compensation Expense	$(675,000)
Retained Earnings	$(9,446,377)	$(7,600,881)
Net Income (current period)	$(2,481,754)	$(86,818)
Total Stockholder’s Deficit	$(1,062,151)	$(1,063,251)

Total Liabilities & Stockholders Equity(Deficit)	$1,076	$78,927

See the accompanying notes to the condensed consolidated financial statements.

Power3 Medical Products, Inc.

Statement of Operations

(unaudited)

(As restated, See note A)

	January 1, 2004-	January 1, 2003-
	March 31, 2004	March 31, 2003
	(unaudited)	(unaudited)

REVENUES:
Sales	$11,491	$10,733
Equity Gain/Loss in Subsidiary

TOTAL REVENUE	$11,491	$10,733

COST OF GOODS SOLD:
Cost of Goods Sold	$5,173	$4,750

Gross Profit	$6,317	$5,983

EXPENSE:
Consulting Fees	$2,130,000
Operating Expenses	$131,557	$89,813
Stock Compensation Expense	$225,000

Total Operating Expenses	$2,486,557	$89,813

Operating Income (Loss)	$(2,480,240)	$(83,830)

OTHER INCOME AND EXPENSE:
Interest Expense	$1,514	$2,988

NET INCOME (LOSS)	$(2,481,754)	$(86,818)

(LOSS) PER SHARE	$(0.35)	$0.00

Weighted average number of common shares outstanding	6,976,163	50,641,501

See the accompanying notes to the condensed consolidated financial statements.

Power3 Medical Products, Inc.

Statement of Cash Flow

(unaudited)

(As restated, See Note A)

	January 1, 2004-	January 1, 2003-
	March 31, 2004	March 31, 2003
	(unaudited)	(unaudited)
Cash Flows from Operating Activities:
Net Income (Loss)	$(126,754)	$(86,818)
Depreciation and Amortization
Other adjustments to Net Income (Loss):
Accounts receivable/other	$(7,888)
Accounts payable/other	$73,991
All other adjustments	$14,007	$64,398

NET CASH (USED) BY OPERATING ACTIVITIES	$(46,644)	$(22,420)

NET CASH FROM INVESTING ACTIVITIES	$(7,137)

NET CASH PROVIDED BY FINANCING ACTIVITIES	$53,339	$90,000

NET INCREASE(DECREASE) IN CASH	$(442)	$67,580

Cash at beginning of period	$547	$47

Cash at end of period	$105	$67,627

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Interest Paid	$1,514	$1,039

Issued common stock for services 6,000,000 shares	$3,000,000
Conversion of accrued payroll to preferred stock		$200,000
Conversion of convertible notes payable to equity		$7,500

See the accompanying notes to the condensed consolidated financial statements.

POWER3 MEDICAL PRODUCTS, INC

NOTES TO CONDENSED FINANCIAL STATEMENTS

(unaudited)

1.ORGANIZATION, PRINCIPAL ACTIVITIES AND BASIS OF PRESENTATION

Prior to January 1, 2004, Power3 Medical Products, Inc. and its subsidiaries (collectively “Power3” or “the Company”), formerly known as Surgical Safety Products, was primarily engaged in product development, sales, distribution and services for the healthcare industry.  The Company was a developmental stage enterprise, marketing devices to aid surgical procedures.  Prior to May 18, 2004, the products had received only minor market acceptance and sales had slowed to the point that Power3 was searching for other products and markets to increase its presence in the healthcare industry.

In early 2004, Power3 was introduced to Advanced BioChem, doing business as ProteEx, that provided contract-for-fee lab services.  At the conclusion of negotiations with Advanced BioChem, Power3 entered into an Asset Purchase Agreement dated May 18, 2004, whereby it purchased substantially all of the assets and intellectual properties of Advanced BioChem, and assumed certain liabilities, as scheduled in the agreement, from Advanced BioChem.   After the transaction, certain employees from Advanced BioChem became employees of Power3 and were later issued employment agreements by Power3.  As consideration in the Asset Purchase Agreement, Power3 issued 15,000,000 shares of common stock to Advanced BioChem.

Subsequent to the May 18, 2004 asset purchase transaction with Advanced BioChem, Power3 Medical Products, Inc. completely changed its business model and began to commercialize its intellectual property, with its focus in the early detection, monitoring and targeting of diseases through the analysis of proteins.  Power3’s current business objective, and activity, is to develop its intellectual properties by focusing on disease diagnosis, protein and biomarker identification and early detection indicators in the areas of cancers, neurodegenerative and neuromuscular diseases, as well as other scientific areas of interest associated with protein biomarkers.

After the asset purchase transaction on May 18, 2004, the previous management of Power3 resigned and left the employ of the Company.   Subsequent to these resignations, two employees of Advanced BioChem were granted employment agreements by Power3.  These two employees were Steven B. Rash as President and CEO and Dr. Ira Goldknopf as Chief Scientific Officer.

The Company’s subsidiary, Tenthgate, a Nevada corporation, is not active in Power3’s current line of business activity.  As part of the acquisition of the assets of Advanced BioChem, it was contemplated that Power3 would distribute shares of its subsidiary to its shareholders of record prior to the Advanced BioChem transaction.  Previous management of Power3 and the Company’s subsidiary, Tenthgate, have been independently operating Tenthgate since the Advanced BioChem transaction.  Power3 intends to divest itself of its subsidiary due to the differences in business activity between Tenthgate and Power3 operating under its current business model.  Some of the principal reasons for the divestiture of Tenthgate are as follows:  Power3’s business focus and strategy is significantly different from that of Tenthgate and its subsidiary; the disposition of Tenthgate will allow the Company’s management to focus exclusively on its business objectives and permit management of Tenthgate more flexibility in its operation; and the disposition will allow the market to separately identify and evaluate each business.  The Company is continuing its efforts to complete the disposition of Tenthgate and its subsidiary; however, current management of Tenthgate has advised the Company that Tenthgate has issued a significant number of shares of its common stock purportedly reducing the Company’s ownership interest to less than 1%.  The Company is considering its alternatives with respect to these actions.  The Company still desires to complete a divestiture of Tenthgate, but believes the operations are inconsistent with and not material to the current activities of the Company.  As a result, the operations and assets of Tenthgate are not consolidated or otherwise presented here.

The consolidated balance sheets, statements of operations and statements of cash flow included herein are unaudited, but include, in the opinion of management, all the adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented.  Results for interim periods are not necessarily indicative of results that may be expected for any future interim period or for a full year.

2.RESTATEMENT

On May 18, 2004, Power3 executed the Asset Purchase Agreement referred to above, to purchase substantially all the assets of Advanced BioChem and assume certain liabilities in exchange for the issuance of 15,000,000 shares of common stock of Power3.  For financial statement purposes, the transaction was treated, at the time, as a recapitalization of the equity structure of Power3 and therefore, the accumulated deficit of Power3 was eliminated and no stock-based expenses were recorded as a result of this transaction.  As a result of this accounting treatment, the activities of Advanced BioChem and Power3 were combined in the financial statements previously shown for the period January 1, 2004 through May 17, 2004.  For the period May 18, 2004 through June 30, 2004, Power3’s financial statements, issued in its Form 10-QSB for the six month period ended June 30, 2004 and Amendment No. 1 for the same period, show Advanced BioChem as the predecessor under the accounting treatment of recapitalization, in a reverse acquisition, as discussed herein.  Further the Company subsequently issued financial statements showing Advanced BioChem as the predecessor in its Form 10-QSB’s filed for the nine months ended September 30, 2004.

Subsequent to the filing of Form 10-QSB for the quarter ended March 31, 2005,  during its interim revue, management reviewed the transaction referenced above and determined that the May 18, 2004 transaction for the purchase of assets and the assumption of a certain set of liabilities, is properly accounted for as a purchase transaction between related parties.  For the quarter ended March 31, 2004, the impact of the restatement on the Company’s balance sheet is to restore the items presented to be Power3’s financial statements, without any inclusion of Advanced BioChem’s balance sheet or operating results, which had previously been displayed under the accounting treatment of recapitalization.   As a result of the restated accounting treatment, the Statement of Operations, for Power3 during the three month period ended March 31, 2004, is now restated to display only the operating results of Power3 and Advanced BioChem is no longer presented as a predecessor for the year ended December 31, 2003 and for the interim period of January 1, 2004 to May 17, 2004.   The restated Balance Sheet, Statement of Operations and the Statement of Cash Flow shown in Part I, Item 1, display the financial statements of the Company consistent with the restatement of the asset acquisition as purchase accounting.

The effect of the restatement on the Balance Sheet of Power3 is to now display the assets and liabilities of Power3 alone, with no inclusion of Advanced BioChem’s first quarter balance sheet, as a predecessor entity, for the quarter ended March 31, 2004.

The effect of the restatement on the Statement of Operations of Power3 is to now display the Revenues, Cost of Goods Sold, Operating Expenses and Net Loss for Power3 alone, with no inclusion of Advanced BioChem’s operating results as the predecessor.

The effect of the restatement on the Statement of Cash Flows is to now display the cash flows only for Power3, without the inclusion of Advanced BioChem’s cash flow results included as a predecessor.

Effect of Restatement on the March 31, 2004 10-QSB as reported for Power3 Medical

In Power3’s 8-K/A previously filed to report the financial statements of the Company as of the three months ended March 31, 2004, Advanced BioChem’s balance sheet was displayed as the predecessor to Power3 and the balance sheet of Advanced BioChem for the three months ended March 31, 2003, was also displayed as predecessor information.  Due to the restatement described above, the restated Balance Sheet for the Company  presented herein, in Item I, now displays the statement of condition for Power3 Medical Products, Inc., without presentation of Advanced BioChem’s operating results or financial condition as predecessor, as previously displayed in the 8-K/A previously filed for May 18, 2004.   This restatement results in a restatement of $1,076 in Total Assets for Power3 as opposed to the previous $174,295 presented in Total Assets for Advanced BioChem as of March 31, 2004.  Power3’s Total Liabilities, as shown, total $1,063,226 as opposed to Advanced BioChem’s previously presented Total Liabilities of $2,808,370, and Power3’s total Stockholder’s Deficit of ($1,062,151) replaces Advanced BioChem’s total Stockholder’s Deficit of ($2,634,075) as of March 31, 2004.

The Statement of Operations previously presented for the Company in the 8-K/A for the three month period ended March 31, 2004, shows only the operating results of Advanced BioChem, as a predecessor.  Due to the restatement described above, the restated operating results presented herein as Item I,  Statement of Operations, now displays the operating results of Power3 Medical Products, Inc. for the three month period ending March 31, 2004, with no inclusion of Advanced BioChem’s operating results or financial operations included therein.  Power3’s revenues for the quarter ended March 31, 2004 total $11,491 compared to Advanced BioChem’s revenues for the same period at $137,837.  Total operating expenses for Power3 during the period amounted to $2,486,557, primarily consisting of $2,130,000 for stock-based expenses for consulting fees during the quarter.  Consequently, the Net Loss for Power3 is ($2,480,240) for the quarter ended March 31, 2004 as compared to ($79,284) for Advanced BioChem for the same period.

The Statement of Cash Flow previously presented for the Company in the 8-K/A for the three month period ended March 31, 2004, shows only the cash flow for Advanced BioChem, as a predecessor.    Due to the restatement described above, the restated cash flow presented herein as Item I, Statement of Cash Flow, now displays only the cash flow for Power3 for the three month period ended March 31, 2004, with no inclusion of Advanced BioChem’s cash flow included therein.  The net cash at the beginning of the period, the net (decrease) in cash during the period and cash at the end of the period displayed in the restatement are for Power3 alone and do not include Advanced BioChem’s cash flows for the quarter ended March 31, 2004.

3.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Power3 and its wholly-owned subsidiary, Power3 Medical Inc., a Nevada corporation (collectively “the Company”).  All intercompany transactions and balances have been eliminated in consolidation.  As previously discussed, since Power3 Medical Inc., now known as Tenthgate, Inc., is no longer a subsidiary of the Company, due to Power3’s ownership of less than 1% of the outstanding common stock of Tenthgate, no financial results of Tenthgate are presented in the consolidated financial statements of the Company.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and with the instruction to Form 10-QSB and Item 310(b) of Regulation S-B.  They do not include all of the information and footnotes required by GAAP for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

The results of operations for the periods presented are not necessarily indicative of the results to be expected for a full year.  For further information, refer to the financial statements of the Company (Power3 Medical Products, Inc. and its predecessor, Surgical Safety Products, Inc.) for the years ended December 31, 2003 and 2002, including notes thereto, and/or the consolidated financial statements of the Company as of December 31, 2003 and 2002, including notes thereto included in the Company’s Form 10-KSB for the respective periods.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions management is required to make.  Estimates that are critical to the accompanying financial statements include assessing the impact of contingencies (see above and Note 8) and the amortization periods for the debt issuance costs and debt discount on the convertible debentures (see Note 8) as well as estimating depreciation and amortization periods of tangible and intangible assets, and long-lived impairments, among others.  The markets for the Company’s products are characterized by intense competition, evolving standards and price competition, all of which could impact the future realizability of the Company’s assets.  Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Financial Instruments and Concentrations of Credit Risk

Management believes the book value of the Company’s cash and cash equivalents, accounts payable and accrued liabilities approximates their fair values due to their short-term nature.   Management has used certain valuation techniques to estimate the fair value of the convertible debentures, loans notes and stockholder receivables because of the lack of similar type arrangements in the marketplace and because of uncertainty surrounding the date the receivables will be recovered.

Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist primarily of cash and cash equivalents.  We occasionally maintain cash and cash equivalents balances in excess of federally insured limits.  We have not experienced any losses in such accounts.

Furniture, Fixtures and Lab  Equipment

Furniture, fixtures and lab equipment are stated at cost.  Major additions are capitalized, while minor additions and maintenance and repairs, which do not extend the useful life of an asset, are expensed as incurred. Depreciation and amortization are provided using the straight-line method over the assets’ estimated useful lives.

Debt Acquisition Costs

Debt acquisition costs are being amortized over the maximum term of the convertible debentures of three years using the straight line method.

Unamortized Discount

Unamortized discount resulting from the allocation of value to warrants and the beneficial conversion feature embedded in the convertible debentures (see Note 8) is being amortized to interest expense over the contractual lives of the debentures using the interest method.

Other Intangibles

Other intangibles consist primarily of patents which are recorded at cost and arise from legal and filing fees.  Patents and other intangibles are being amortized over ten years on a straight-line basis.

Long-Lived Assets

Statement of Financial Accounting Standards (SFAS) 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” requires that long-lived assets, including certain identifiable intangibles, be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets in question may not be recoverable. The Company evaluated its long-lived assets at December 31, 2004 and determined that certain impairment losses were necessary. As a result, operations were charged for $15,832 during the period May 18, 2004 (date of acquisition) to December 31, 2004.  Management believes that the remaining balances of the Company’s long-lived assets are recoverable.

Net Loss Per Share

Net loss per share is computed in accordance with SFAS No. 128 “Earnings per Share” (“SFAS No. 128”) and SEC Staff Accounting Bulletin No. 98 (“SAB 98”).  Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of common shares outstanding during the period.  Diluted net loss per share is computed by dividing the net loss for the period by the number of common and common equivalent shares outstanding during the period.  In periods in which they would be anti-dilutive, common equivalent shares are ignored in the loss per share calculations.  As a result, basic and diluted net loss per share is identical for each of the periods in the accompanying financial statements.

Stock – Based Compensation

The Company accounts for equity instruments issued to employees for services based on the intrinsic value of the equity instruments issued and accounts for equity instruments issued to those other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company has adopted Statement of Financial Accounting Standards No. 148 “Accounting for Stock-Based Compensation - Transition and Disclosure” (SFAS No. 148). This statement amends FASB Statement No. 123, “Accounting for Stock Based Compensation”. It provides alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for employee stock based compensation. It also amends the disclosure provision of FASB statement No. 123 to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. As permitted by SFAS No. 123 and amended by SFAS No. 148, the Company  continues to apply the intrinsic value method under Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” to account for its stock-based employee compensation arrangements.

Research and Development

Research and development costs are expensed as incurred.

Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

(2)  Going Concern

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company is in the development stage and has primarily been involved in research and development and capital raising activities; as such the Company has incurred significant losses from operations and has a significant stockholders’ deficit at March 31, 2004.   As a result, the Company has an immediate need for capital to continue its operations, and it will need to raise significant additional funds to implement its business plan.  This cash will have to come from equity sales and/or borrowings as management has projected that the Company will need significant additional capital for development and other ongoing operational activities before it will have any anticipated revenue generating products. The actual amount of funds that the Company will need will be determined by many factors, some of which are beyond the Company’s control.  These factors include:

•                  The extent to which the Company enters into licensing arrangements, collaborations  or joint ventures;

•                  The progress and results of research and product development;

•                  The costs and timing of obtaining new patent rights;

•                  The extent to which the Company requires or licenses other technologies; and

•                  Regulatory changes and competition and technological developments in the market.

(4)  Income Taxes

The Company computes income taxes in accordance with Financial Accounting Standards Statement No. 109 “Accounting for Income Taxes” (“SFAS 109”). The Company also prepares its income taxes in accordance with this standard. Under SFAS 109, deferred taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Also, the effect on deferred taxes of a change in tax rates is recognized in income in the period that included the enactment date. There were no significant temporary differences at March 31, 2004.

The Company recognized losses for both financial and tax reporting purposes during each of the periods in the accompanying statements of operations.  Accordingly, no provisions for income taxes and/or deferred income taxes payable have been provided for in the accompanying financial statements.

At March 31, 2004 the Company had net operating loss carryforwards for income tax purposes of approximately $9,551,000. These net operating loss carryforwards expire at various times through the period ended March 31, 2004.  However because the Company has experienced changes in control and has incurred significant operating losses, utilization of the income tax loss carryforwards are not assured. As a result, the non-current deferred income tax asset arising from these net operating loss carryforwards is not recorded in the accompanying balance sheet because the Company established a valuation allowance to fully reserve such assets as their realization did not meet the required asset recognition standard established by SFAS 109.

(5) Related Party Transactions

(6) Notes Payable

(7) Other Commitments and Contingencies

Contingencies

In the normal course of business, the Company is involved in certain litigation, including one matter in which the plaintiff is seeking $1,522,000 in damages.   Management believes the claim is without merit, and intends to vigorously contest such claim.  This matter is currently in the discovery stage and accordingly its ultimate resolution cannot presently be determined.  As such, no effect has been given to any loss that might result from the outcome of this litigation in the accompanying financial statements.

In addition, an equipment vendor filed a complaint against Advanced BioChem (which related to equipment acquired by Power3 in the May 18, 2004 transaction) in April of 2002 in a California court alleging breach of contract and seeking damages. Advanced BioChem reached a settlement agreement in April of 2003 under which Advanced BioChem agreed to pay the vendor $40,000 in installments through August of 2003.  At December 31, 2003, Advanced BioChem had a balance remaining of $20,000. In April 2005 the equipment vendor filed a lawsuit against Advanced BioChem and certain former officers of Advanced BioChem, and against Power3, in order to enforce its claim for the remaining balance which is past due and may be assumed by the Company as part of the settlement of the dispute with Advanced BioChem as to liabilities assumed in the May 18, 2004 transaction.

(8) Securities Purchase Agreement

(9) Other Significant Equity Transactions

(10) Stock Option Plans

The Company has various stock option and warrant plans outstanding.   Options granted under the 1998 stock option plans are exercisable only after the respective vesting period, which is determined by the Company’s stock option committee. Options expire seven years from the date of grant. Under the 1999 stock option plan, options granted to employees vest ratably over three years; vesting is determined by the Company’s stock option committee for options granted to officers, directors, and consultants. Options expire ten years from the date of grant.

On March 31, 2003, the Company approved the 2003 Stock Compensation Plan, which provides for the granting of common stock, options and/or warrants to officers, directors and employees of the Company, as well as consultants and attorneys who provide services to the Company.  Under this plan the Company is authorized to issue up to 8,000,000 shares of common stock, options or warrants. The options and warrants shall expire according to terms as determined by a committee on the date of grant, which will not exceed ten years from the date of grant, or five years in cases of a grantee who owns more than 10% of the total combined voting power of all classes of stock (10% Stockholder). The exercise period of any options or warrants granted will also be determined by this committee at the date of grant. The exercise price shall be determined by the committee at the time of grant except that in the case of incentive stock options, the exercise price shall not be less than 100% of the fair market value of the shares on the date of grant, and in cases of a 10% Stockholder, for which the exercise price shall not be less than 110% of fair market value on the date of grant.  At March 31, 2005 no warrants or options are outstanding under this plan.

In addition to the above, in January 2004, the Company’s Board of Directors approved the 2004 Directors, Officers and Consultants Stock Option, Stock Warrant, and Stock Award Plan (the 2004 Plan).  Pursuant to the 2004 Plan, initially 10,000,000 shares of common stock, warrants, options, preferred stock or any combination thereof may be optioned.  After the grant of any option, warrant or share of preferred stock, the number of shares that may be optioned under the 2004 Plan will be increased.  The number of shares of such increase shall be an amount such that immediately following such increase, the total number of shares issuable under this plan and reserved for issuance upon exercise of options, warrants, or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of the Company’s common stock.   At December 31, 2004 no warrants or options are outstanding under this plan.

(11) Recent Pronouncements

FIN 46 – Consolidation of Variable Interest Entities

In January 2003, the FASB issued FIN 46, (revised in December 2003 as FIN46R) “Consolidation of Variable Interest Entities,” which clarifies the application of Accounting Research Bulletin (“ARB”) 51, Consolidated Financial Statements, to certain entities (called variable interest entities) in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The disclosure requirements of this Interpretation are effective for all financial statements issued after January 31, 2003. The consolidation requirements apply to all variable interest entities created after January 31, 2003. In addition, public companies must apply the consolidation requirements to variable interest entities that existed prior to February 1, 2003 and remain in existence as of the beginning of annual or interim periods beginning after June 15, 2003. The adoption of FIN 46R had no impact on the financial statements of the Company as the Company has no variable interests in variable interest entities.

SFAS 150 - Accounting for Certain ‘Financial Instruments with Characteristics of Both Liabilities and Equity

In May 2003, SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” was issued to establish new standards for how an entity classifies and measures certain financial instruments with characteristics of both liabilities and equity.  It requires that an entity classify a financial instrument that is within its scope as a liability (or an asset in some circumstances).  Many of these instruments were previously classified as equity.  This statement was effective when issued for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for calendar year public companies for the third quarter of 2003.  The adoption of SFAS 150 had no impact on the financial statements of the Company.

SFAS 132 - Employers’ Disclosures about Pensions and Other Postretirement Benefits

In December 2003, FASB Statement No. 132 (revised) was issued which prescribes the required employers’ disclosures about pension plans and other postretirement benefit plans; but it does not change the measurement or recognition of those plans.  The Statement retains and revises the disclosure requirements contained in the original Statement 132.  It also requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans.  The Statement generally is effective for fiscal years ending after December 15, 2003.  Since the Company does not have any types of pension plans or other postretirement benefits, the adoption of this Statement did not have an effect on the Company’s financial statements.

SFAS 123(R) ‘Share-Based Payments’

In December 2004, the Financial Accounting Standards Board issued Statement Number 123 (“FAS 123 (R)”), Share-Based Payments. FAS 123 (R) requires all entities to recognize compensation expense in an amount equal to the fair value of shared-based payments such as stock options granted to employees. The Company will be required to apply FAS 123 (R) on a modified prospective method. Under this method, the Company is required to record compensation expense (as previous awards continue to vest) for the unvested portion of previously granted awards that remain outstanding at the date of adoption. In addition, the Company may elect to adopt FAS 123 (R) by restating previously issued financial statements, basing the amounts on the expense previously calculated and reported in the pro forma disclosures that had been required by FAS 123. FAS 123 (R) is effective for the first reporting period beginning after June 15, 2005. The Company does not believe the impact of adopting this Statement will be material as there are no unvested options and warrants at December 31, 2004.

SFAS 153 - Exchanges of Nonmonetary Assets an Amendment of APB Opinion No. 29

In December 2004, FASB Statement No. 153 was issued amending APB Opinion No. 29 to eliminate the exception allowing nonmonetary exchanges of similar productive assets to be measured based on the carrying value of the assets exchanged as opposed to at their fair values.  This exception was replaced with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  The provisions of this statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after the June 15, 2005.  The adoption of this statement did not have a material impact on the Company’s financial statements.

FIN- 45 Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued FASB Interpretation (“FIN”) 45 “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others,” which elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of the guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this Interpretation are applied prospectively to guarantees issued or modified after December 31, 2002. The adoption of these recognition provisions will result in recording liabilities associated with certain guarantees provided by us. The disclosure requirements of this Interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. FIN 45 has no impact on the Company’s financial statements

(12) Subsequent Events

On August 12, 2005, the Registrant filed a Form 8-K dated August 5, 2005, reporting non-reliance on previously issued financial statements and the restatement of its previously reported financial statements in quarterly reports for the three month periods ended June 30, 2004, September 30, 2004 and March 31, 2005.  On August 29, 2005, Power3 filed an amendment to this 8-K as follows:

Power3 Medical Products, Inc. is in the process of preparing a restatement of its unaudited consolidated financial statements for the six and nine month periods ending June 30, 2004 and September 30, 2004 respectively, and for its three month period ending March 31, 2005.  The Company is recharacterizing the accounting treatment of its May 18, 2004 transaction with Advanced BioChem as purchase accounting, in a related party transaction, rather than its previous accounting treatment as recapitalization, in a reverse acquisition.  The Company intends to file amendments to its Quarterly Reports on Form 10-QSB and 10-QSB/A for the quarterly periods ending June 30, 2004, September 30, 2004 and March 31, 2005.

The Chief Accounting Officer of Power3, with the authorization of the Board of Directors of Power3, has discussed the restatement of its financial statements and the subject matter giving rise to the Company’s conclusion to restate the financial statements with the Company’s independent accounting firm, John A. Braden & Company.  John A. Braden & Company agrees with the restatement of the Company’s financial statements and the Company’s interpretation of the subject matter giving rise to the Company’s conclusion to restate the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Steven B.Rash
President & Chief Executive Officer

Date: August 29, 2005